UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: July 1, 2009 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Annual report 6|30|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam International Equity Fund

Annual report
6 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Federal tax information	44

Shareholder meeting results	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

A number of developments weighed on U.S. and global markets in the second quarter. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility.

Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth in international stock markets since 1991

As a shareholder of Putnam International Equity Fund, you are seeking to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cell phones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage an important financial risk — the possibility of a slump in the U.S. economy — and may give you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than that of the United States, with different monetary conditions. In many regions, economies may be growing faster than the U.S. economy. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar, although there is also a risk of exchange rate fluctuations.

Since 1991, the fund has sought profitable holdings based on the portfolio manager’s analysis of attractively valued companies in international markets. In addition to selecting stocks, the manager routinely analyzes industry sectors and global market conditions by relying on Putnam’s deep research capabilities. Putnam has analysts in Boston, London, and Singapore for better access to company information.

Using Putnam’s blend strategy, the manager has the flexibility to select a broad range of stocks believed to be priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. For over 19 years, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The use of derivatives involves special risks and may result in losses.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager evaluates high-quality companies with characteristics such as solid management teams and sound business models.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Joshua Byrne

Josh, how did the fund perform for the year ended June 30, 2010?

We saw a strong market recovery in the early part of the annual period give way to a correction in the second half. The fund’s class A shares advanced 2.67%, but did not keep pace with the benchmark, the MSCI EAFE Index, which rose 5.92%, or with the Lipper peer group of International Large-Cap Core Funds, which had an average return of 5.47%. Stock selection was the primary driver of underperformance versus the benchmark, as neither market nor sector weightings had a large overall impact. While the second half of the period featured increasing market volatility, we also saw a narrowing in the relative results, with the fund’s returns gaining ground on both the benchmark and peers. Foreign currency exposure generally provided a head wind for international markets, as the euro and the British pound weakened versus the U.S. dollar.

How would you characterize the environment for international stocks?

Since our last update at the end of December, international stock markets are best described with one word: volatile. We believe that uncertainty about the outlook for the global economy resulted in excessive reactions to short-term data. European markets were hurt by an intensifying sovereign debt crisis in Greece, and fears spread to other highly indebted countries that experienced credit downgrades, including Spain and Portugal. Asian and emerging markets were troubled by measures undertaken by China’s policymakers designed to slow economic growth and property appreciation. In addition, economic growth has remained strong enough in many of these markets that central banks have initiated a fairly normal process of raising interest rates in nations including Australia, South Korea, Indonesia, and India.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

This has created concern that the robust growth in these markets might moderate.

Investors have been struggling with extremely high levels of uncertainty because of the unusual nature of the credit crisis, recession, and recovery we have seen since 2007. The bullish case is that the current recovery is normal and will proceed as expected, while the bearish case is that recent signs of slowing will turn into a full double-dip recession for the global economy. So far, markets have been unable to reach a consensus on these issues and this has resulted in high levels of volatility for stocks in developed and developing markets.

What was your strategy for positioning the fund during the period?

We focused on identifying companies with strong balance sheets. We believe this quality enables companies to make investments with the goal of taking market share from competitors. We also looked to take advantage of the volatility by finding stocks that, in our estimation, traded at a discount to fair value and offered a more attractive outlook than the consensus. Of course, we pursue stock selection within the context of broad diversification across international sectors and markets. There were over 20 markets and currencies, including developed and emerging countries, represented in the portfolio during the year.

Our perspective, as we outlined in our previous report, was that the world economy faced formidable challenges. We wanted to place an emphasis on companies that were best positioned to navigate these challenges over the long term. Some of the opportunities include industry consolidation, as some businesses go bankrupt and others are reorganized through mergers. Other industries are being transformed by innovation. We favored companies that we believed would emerge with greater market power and that had long-term secular growth potential rather than the ability to benefit from the most recent upswing in the economic cycle. Our focus is not to find short-term beneficiaries but rather companies with greater staying power that can exploit their superior competitive positions.

The top 10 country allocations represent 84.4% of the fund’s net assets. The remaining balance of the fund’s portfolio is invested in 13 other countries. Data excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

“International stock markets are best
  described with one word: volatile.”

Josh Byrne

We have also favored stocks that can benefit from the ongoing development of emerging markets, because we think this story is likely to play out over years and decades rather than quarters. We have focused our research on companies that can benefit from the growth of a group of urban, middle-class consumers in places like China and India, as well as other emerging markets. In China alone, it is likely that 300 million – 400 million people will move from agricultural regions to cities over the next one to two decades, which could result in a stable source of demand for products and services used in developing housing, urban infrastructure, and consumer goods.

How was the fund positioned in terms of sectors?

The portfolio had overweight sector positions relative to the benchmark in consumer cyclicals and, to a lesser extent, energy, and health care. The noteworthy underweight positions involved basic materials, financials, and utilities. In keeping with our fundamental strategy, these positions reflected where we found opportunities rather than top-down macroeconomic decisions.

Let’s turn to stock selection. Which holdings contributed the most to performance?

MTU Aero Engines, Cairn Energy, and Christian Dior were among the top contributors. MTU, based in Germany, provides engine maintenance services for airplanes and manufactures engine parts for narrow-body, short-distance jets. During the period, MTU benefited from the declining value of the euro, which made its prices more competitive internationally. In addition, demand has been rising because, as air travel has gradually recovered, airlines are flying more frequently and with older planes that require more frequent maintenance.

Cairn Energy is based in the United Kingdom, but is a major supplier of energy to India. Although energy prices were volatile during the period and softened as the economic

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Roche Holding AG (3.5%)	Switzerland	Health care/Pharmaceuticals
Nestle SA (3.2%)	Switzerland	Consumer staples/Food
GlaxoSmithKline PLC (2.4%)	United Kingdom	Health care/Pharmaceuticals
Japan Tobacco, Inc. (2.3%)	Japan	Consumer staples/Tobacco
Aisin Seiki Co., Ltd. (2.2%)	Japan	Capital goods/Trucks and parts
Porsche Automobil Holding SE (2.2%)	Germany	Consumer cyclicals/Automotive
Banco Santander Central Hispano SA (2.1%)	Spain	Financials/Banking
Nippon Telegraph & Telephone	Japan	Communication services/Telephone
(NTT) Corp. (2.1%)
BNP Paribas SA (1.9%)	France	Financials/Banking
ORIX Corp. (1.9%)	Japan	Financials/Financial

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/10. Short-term holdings are excluded. Holdings will vary over time.

outlook deteriorated, energy demand in India remained strong. Cairn outperformed the index as expectations for future profits improved.

Christian Dior, the French luxury goods designer and distributor, performed well in the period. It was helped by its strong position in emerging markets, particularly in China, and has benefited from the emergence of a class of urban consumers in emerging markets.

Another strong contributor was KT Corp., South Korea’s major telecommunications company, which benefited from restructuring efforts and improving trends in the wireless sectors. We sold KT as it appreciated and approached our fair value estimate.

Which holdings detracted from performance?

One of the worst performers was Porsche Automobil in Germany. This automobile maker is involved in a takeover battle with Volkswagen. During the period, Porsche was hurt by uncertainty involving litigation by a number of U.S. hedge fund managers that cite Porsche’s disclosure while it accumulated its pre-merger stake in Volkswagen securities.

We acknowledge that there is risk in this position, but we do not believe that the litigation will have a significant impact on the ultimate outcome. However, it has created uncertainty in the short term that hurt the stock price even as business fundamentals for Porsche appeared to be improving.

Some of our disappointing holdings were based in Spain, and struggled as investors abandoned that market because of concerns about the government’s debt problems and credit downgrade. Banco Bilbao Vizcaya Argentaria, a multinational banking group, underperformed the index, as did much of Spain’s financials sector. We continued to have confidence in the bank and its attractive portfolio of business operations in Spain and the Americas. Endesa, one of Spain’s largest public utilities, also underperformed in the period. We consider Endesa to be well managed, and its balance sheet to be strong, but in the short term these qualities have been overlooked by nervous investors.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Please describe your outlook for the fund and the market.

Our outlook falls between the bullish and bearish scenarios for the world economy. We anticipate that the global economic recovery will continue but is unlikely to be robust compared with historical recoveries. In developed markets, in particular, economic growth is expected to be rather weak, though generally positive. A few individual countries may slip back into recession.

This view is shaped by our confidence in emerging markets. We believe that emerging markets, particularly China, offer attractive long-term growth prospects, and concerns about their near-term challenges have been overblown. While there has been skepticism in recent months, triggered in part by falling property prices in China, we believe the underlying trends are supportive. The property prices that have fallen are primarily for high-end real estate. We believe this has less significance than the fact that over the next couple of decades millions of people in China and India will become middle-class, urbanized consumers. At the same time, China and other emerging markets do not have high levels of government or personal debt, and so are less influenced by the deleveraging cycle occurring in developed markets.

While the fund can benefit from the growth possibilities unleashed by urbanization and development in emerging markets, the portfolio remains diversified with stocks in a wide range of sectors and markets, and continues to emphasize stocks in developed markets.

Josh, thanks for your comments on the fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joshua Byrne is Head of International Large Cap Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from the University of Virginia. He joined Putnam in 1992 and has been in the investment industry since 1987.

IN THE NEWS

The International Monetary Fund (IMF) recently boosted its forecast for global growth this year to 4.6%, up from 4.2% projected in April. The world’s economy grew strongly during the first half of 2010, propelled by rapid growth in Asia, including 11% GDP growth in China. Western economies maintained a modest, but steady recovery. Despite the positive trend, the IMF warned that risks to further growth have risen and that there have been setbacks in progress toward global financial stability. Government debt loads in Europe, notably in Greece, Portugal, and Spain, were particularly troublesome, in the agency’s view.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.75%	6.42%	5.92%	5.92%	5.95%	5.95%	6.20%	6.00%	6.48%	6.94%

10 years	–17.74	–22.48	–23.74	–23.74	–23.67	–23.67	–21.76	–24.49	–19.74	–15.63
Annual average	–1.93	–2.51	–2.67	–2.67	–2.66	–2.66	–2.42	–2.77	–2.17	–1.69

5 years	–6.90	–12.27	–10.38	–11.71	–10.36	–10.36	–9.22	–12.38	–8.05	–5.68
Annual average	–1.42	–2.58	–2.17	–2.46	–2.16	–2.16	–1.92	–2.61	–1.66	–1.16

3 years	–42.82	–46.11	–44.12	–45.46	–44.11	–44.11	–43.71	–45.67	–43.27	–42.37
Annual average	–17.00	–18.62	–17.63	–18.30	–17.63	–17.63	–17.43	–18.40	–17.22	–16.78

1 year	2.67	–3.23	1.89	–3.11	1.92	0.91	2.15	–1.44	2.46	2.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 6/30/10

		Lipper International Large-Cap Core
	MSCI EAFE Index	Funds category average*

Annual average (life of fund)	4.15%	5.41%

10 years	1.64	–5.15
Annual average	0.16	–0.74

5 years	4.46	3.32
Annual average	0.88	0.56

3 years	–35.01	–35.68
Annual average	–13.38	–13.75

1 year	5.92	5.47

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/10, there were 392, 315, 255, 150, and 17 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $7,626 and $7,633, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $7,551 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $8,026 and $8,437, respectively.

Fund price and distribution information For the 12-month period ended 6/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.4181		$0.2625	$0.2966	$0.3403		$0.3753	$0.4619

Capital gains	—		—	—	—		—	—

Return of capital*	0.0119		0.0075	0.0084	0.0097		0.0107	0.0131

Total	$0.4300		$0.2700	$0.3050	$0.3500		$0.3860	$0.4750

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/09	$15.75	$16.71	$14.91	$15.24	$15.35	$15.91	$15.52	$15.94

6/30/10	15.80	16.76	14.96	15.27	15.38	15.94	15.57	16.00

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 44.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/09*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Annualized expense ratio for the six-month period
ended 6/30/10†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Annual fund operating expenses reflect projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Equity Fund from January 1, 2010, to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.47	$9.89	$9.89	$8.75	$7.61	$5.33

Ending value (after expenses)	$850.40	$847.10	$847.40	$848.30	$849.40	$852.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2010, use the following calculation method. To find the value of your investment on January 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.05	$10.79	$10.79	$9.54	$8.30	$5.81

Ending value (after expenses)	$1,017.80	$1,014.08	$1,014.08	$1,015.32	$1,016.56	$1,019.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 17th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	76th

Three-year period	89th

Five-year period	83rd

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 399, 320 and 270 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for each of the one-year, three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www. sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2010, Putnam employees had approximately $302,000,000 and the Trustees had approximately $56,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the “fund”) at June 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2010

The fund’s portfolio 6/30/10

COMMON STOCKS (98.3%)*	Shares	Value

Australia (1.0%)
Telstra Corp., Ltd.	5,078,451	$13,867,684

		13,867,684
Belgium (1.2%)
Anheuser-Busch InBev NV	323,904	15,576,216

		15,576,216
Brazil (0.9%)
Petroleo Brasileiro SA ADR (Preference)	426,038	12,695,932

		12,695,932
Canada (3.5%)
Agrium, Inc.	193,160	9,449,476

National Bank of Canada S	218,531	11,194,330

Nexen, Inc.	878,518	17,306,710

Teck Resources, Ltd. Class B †	302,500	8,958,747

		46,909,263
China (6.3%)
China Mobile, Ltd.	1,198,500	11,944,066

China National Materials Co., Ltd. S	16,508,000	9,968,104

Dongfeng Motor Group Co., Ltd.	11,318,000	12,877,734

Industrial & Commercial Bank of China	9,975,000	7,242,482

Lonking Holdings, Ltd.	3,772,000	2,498,989

Ping An Insurance (Group) Co., of China, Ltd.	1,001,500	8,072,773

Renhe Commercial Holdings Co., Ltd.	67,992,000	14,090,995

Skyworth Digital Holdings, Ltd. S	9,596,000	6,311,123

Sohu.com, Inc. † S	284,900	11,706,541

		84,712,807
France (9.8%)
Alstom SA S	278,778	12,585,764

AXA SA	879,759	13,357,601

BNP Paribas SA	489,046	26,142,220

Christian Dior SA	199,986	19,023,903

Sanofi-Aventis	405,859	24,502,494

Technip SA	221,703	12,637,772

Total SA	528,500	23,547,554

		131,797,308
Germany (10.5%)
Biotest AG (Preference)	50,751	2,088,201

Brenntag AG †	96,525	6,086,408

Deutsche Post AG	1,630,448	23,678,509

HeidelbergCement AG	154,353	7,360,329

Henkel AG & Co. KGaA	398,423	19,404,620

Kabel Deutschland Holding AG †	445,511	12,654,654

Lanxess AG S	216,708	9,143,555

Metro AG	267,655	13,623,059

MTU Aero Engines Holding AG	306,527	17,076,344

Porsche Automobil Holding SE (Preference)	682,678	29,156,062

Puma AG Rudolf Dassier Sport	5,818	1,537,302

		141,809,043

COMMON STOCKS (98.3%)* cont.	Shares	Value

Hong Kong (1.9%)
Esprit Holdings, Ltd. S	1,492,485	$8,048,181

Longtop Financial Technologies Ltd. ADR †	172,800	5,598,720

Noble Group, Ltd.	11,070,727	13,382,165

		27,029,066
Ireland (1.1%)
Irish Life & Permanent PLC †	1,647,705	3,024,888

Kerry Group PLC Class A	415,354	11,518,807

		14,543,695
Italy (2.8%)
Fiat SpA	982,246	10,120,635

Mediaset SpA S	2,266,489	12,919,525

Prysmian SpA	999,213	14,370,725

		37,410,885
Japan (21.3%)
Aisin Seiki Co., Ltd.	1,094,200	29,535,313

Astellas Pharma, Inc.	748,600	25,012,460

Dai-ichi Mutual Life Insurance Co. Ltd. (The)	4,478	6,152,765

East Japan Railway Co.	160,000	10,656,001

Fujitsu, Ltd.	2,911,000	18,271,535

Hoya Corp.	413,100	8,763,801

Japan Tobacco, Inc.	9,833	30,541,581

Mitsubishi Electric Corp.	1,055,000	8,209,872

Mitsui & Co., Ltd.	950,400	11,163,250

Nippon Telegraph & Telephone (NTT) Corp.	679,000	27,697,838

ORIX Corp.	358,320	26,002,239

Sankyo Co., Ltd.	281,100	12,684,556

Sumco Corp. †	550,300	9,155,132

Sumitomo Mitsui Financial Group, Inc.	334,800	9,443,090

Suzuken Co., Ltd.	510,100	17,066,728

Tokyo Electron, Ltd.	112,700	6,080,703

Tokyo Gas Co., Ltd.	3,514,000	16,051,048

Toyo Suisan Kaisha, Ltd.	634,000	15,074,435

		287,562,347
Luxembourg (0.9%)
ArcelorMittal	457,246	12,174,880

		12,174,880
Netherlands (0.4%)
AerCap Holdings NV † S	564,542	5,859,946

		5,859,946
Norway (1.1%)
DnB NOR ASA	1,606,796	15,481,837

		15,481,837
Russia (1.0%)
Sberbank RF	5,486,392	13,158,953

		13,158,953
Singapore (1.6%)
DBS Group Holdings, Ltd.	840,000	8,153,556

Singapore Airlines, Ltd.	1,332,800	13,824,004

		21,977,560

COMMON STOCKS (98.3%)* cont.	Shares	Value

South Korea (2.2%)
Shinhan Financial Group Co., Ltd.	360,680	$13,283,358

Woori Finance Holdings Co., Ltd.	1,342,990	15,818,182

Woori Finance Holdings Co., Ltd. 144A	104,470	1,230,482

		30,332,022
Spain (3.8%)
Banco Bilbao Vizcaya Argentaria SA (BBVA)	1,229,199	12,695,531

Banco Santander Central Hispano SA	2,698,370	28,386,892

Endesa SA S	473,876	10,076,641

		51,159,064
Switzerland (8.6%)
Nestle SA	898,216	43,350,964

Roche Holding AG	346,681	47,620,741

Zurich Financial Services AG	115,064	25,264,842

		116,236,547
Taiwan (1.3%)
Compal Electronics, Inc.	4,504,000	5,369,783

Taiwan Semiconductor Manufacturing Co., Ltd.	6,395,000	11,958,016

		17,327,799
United Arab Emirates (0.4%)
DP World, Ltd.	13,221,376	5,817,405

		5,817,405
United Kingdom (15.6%)
BAE Systems PLC	1,694,139	7,879,141

Barclays PLC	2,886,743	11,457,195

BG Group PLC	1,496,918	22,183,494

Cairn Energy PLC †	2,439,397	14,941,211

Compass Group PLC	1,130,661	8,587,793

Eurasian Natural Resources Corp.	384,167	4,891,919

GlaxoSmithKline PLC	1,898,216	32,204,926

Kingfisher PLC	2,715,722	8,437,194

Prudential PLC	1,443,731	10,832,868

Reckitt Benckiser Group PLC	430,203	19,921,704

Rio Tinto PLC	429,045	18,795,662

Telecity Group PLC †	1,006,465	6,001,216

Vedanta Resources PLC	473,806	14,925,804

WPP PLC	1,448,822	13,639,446

Xstrata PLC	1,175,617	15,419,180

		210,118,753
United States (1.1%)
First Solar, Inc. † S	58,100	6,613,523

XL Capital, Ltd. Class A S	495,800	7,937,758

		14,551,281

Total common stocks (cost $1,317,806,691)		$1,328,110,293

SENIOR LOANS (0.6%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$3,924,318	$4,172,857

Visteon Corp. bank term loan FRN Ser. B1, 5 1/4s, 2013	3,705,000	3,939,649

Total senior loans (cost $8,215,853)		$8,112,506

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/2s, May 15, 2038 [i]	$61,000	$67,196

U.S. Treasury Inflation Protected Securities 2 1/2s, July 15, 2016 [i]	264,451	297,343

U.S. Treasury Notes 2 5/8s, February 29, 2016 [i]	380,000	394,383

Total U.S. treasury obligations (cost $758,922)		$758,922

SHORT-TERM INVESTMENTS (5.0%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.01% to 0.10% and a
due date of July 1, 2010 [d]	$46,683,855	$46,683,836

U.S. Treasury Bills with effective yields ranging from
of 0.23% to 0.39%, November 18, 2010	402,000	401,379

U.S. Treasury Bills with effective yields ranging from
of 0.22% to 0.29%, December 16, 2010	2,591,000	2,587,766

U.S. Treasury Bills with effective yields ranging from
of 0.17% to 0.31%, March 10, 2011	2,367,000	2,361,788

U.S. Treasury Cash Management Bills with an effective yield
of 0.25%, July 15, 2010	12,000	11,999

Putnam Money Market Liquidity Fund 0.11% [e]	13,542,634	13,542,634

SSgA Prime Money Market Fund 0.12% i,P	669,000	669,000

SSgA Prime Money Market Fund 0.12% i,P	614,000	614,000

Total short-term investments (cost $66,872,709)		$66,872,402

TOTAL INVESTMENTS

Total investments (cost $1,393,654,175)		$1,403,854,123

Key to holding’s abbreviations

ADR	American Depository Receipts
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2009 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,350,564,019.

† Non-income-producing security.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund is maintaining liquid assets totaling $163,498 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Banking	11.6%

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/10 (aggregate face value $307,960,118)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$102,838,460	$101,468,849	7/21/10	$1,369,611

British Pound	74,643,408	73,192,241	7/21/10	1,451,167

Danish Krone	14,651,386	14,583,568	7/21/10	67,818

Euro	15,432,251	15,498,939	7/21/10	(66,688)

Israeli Shekel	12,536,224	12,739,000	7/21/10	(202,776)

Japanese Yen	34,430,560	33,278,961	7/21/10	1,151,599

Norwegian Krone	9,535,588	9,543,070	7/21/10	(7,482)

Swedish Krona	39,233,117	38,914,822	7/21/10	318,295

Swiss Franc	9,235,616	8,740,668	7/21/10	494,948

Total				$4,576,492

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/10 (aggregate face value $175,068,140)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,881,759	$1,852,822	7/21/10	$(28,937)

Canadian Dollar	49,368,657	50,253,386	7/21/10	884,729

Euro	32,810,017	32,891,677	7/21/10	81,660

Hong Kong Dollar	49,130,560	49,076,061	7/21/10	(54,499)

Norwegian Krone	13,202,304	13,210,632	7/21/10	8,328

Singapore Dollar	12,860,383	12,702,819	7/21/10	(157,564)

Swiss Franc	16,130,488	15,080,743	7/21/10	(1,049,745)

Total				$(316,028)

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$18,408,223	$98,765,841	$—

Capital goods	—	92,156,148	—

Communication services	—	72,165,458	—

Conglomerates	—	24,545,415	—

Consumer cyclicals	—	137,032,331	—

Consumer staples	—	169,011,386	—

Energy	36,616,165	73,310,031	—

Financial	24,992,034	269,292,749	—

Health care	—	148,495,550	—

Technology	17,305,261	65,910,093	—

Transportation	5,817,405	48,158,514	—

Utilities and power	—	26,127,689	—

Total common stocks	103,139,088	1,224,971,205	—

Senior loans	—	8,112,506	—

U.S. treasury obligations	—	758,922	—

Short-term investments	14,825,634	52,046,768	—

Totals by level	$117,964,722	$1,285,889,401	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$4,576,492	$—

Forward currency contracts to sell	—	(316,028)	—

Totals by level	$—	$4,260,464	$—

At the start and/or close of the reporting period, Level 3 investments other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 6/30/10

ASSETS

Investment in securities, at value, including $42,926,530 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,380,111,541)	$1,390,311,489
Affiliated issuers (identified cost $13,542,634) (Note 6)	13,542,634

Cash	239,664

Foreign currency (cost $1,408,355) (Note 1)	1,446,819

Dividends, interest and other receivables	3,077,397

Foreign Tax reclaim	3,178,699

Receivable for shares of the fund sold	422,112

Receivable for investments sold	12,991,219

Unrealized appreciation on forward currency contracts (Note 1)	6,119,910

Total assets	1,431,329,943

LIABILITIES

Payable for investments purchased	12,888,336

Payable for shares of the fund repurchased	14,313,366

Payable for compensation of Manager (Note 2)	820,600

Payable for investor servicing fees (Note 2)	337,462

Payable for custodian fees (Note 2)	108,619

Payable for Trustee compensation and expenses (Note 2)	504,346

Payable for administrative services (Note 2)	4,595

Payable for distribution fees (Note 2)	918,001

Unrealized depreciation on forward currency contracts (Note 1)	1,859,446

Collateral on securities loaned, at value (Note 1)	46,683,836

Collateral on certain derivative contracts, at value (Note 1)	2,041,922

Other accrued expenses	285,395

Total liabilities	80,765,924

Net assets	$1,350,564,019

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,984,806,363

Distributions in excess of net investment income (Note 1)	(22,092,782)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,626,610,902)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	14,461,340

Total — Representing net assets applicable to capital shares outstanding	$1,350,564,019

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,087,232,647 divided by 68,815,945 shares)	$15.80

Offering price per class A share (100/94.25 of $15.80)*	$16.76

Net asset value and offering price per class B share ($70,932,933 divided by 4,741,528 shares)**	$14.96

Net asset value and offering price per class C share ($76,280,672 divided by 4,995,145 shares)**	$15.27

Net asset value and redemption price per class M share ($25,387,390 divided by 1,650,215 shares)	$15.38

Offering price per class M share (100/96.50 of $15.38)*	$15.94

Net asset value, offering price and redemption price per class R share
($3,536,729 divided by 227,189 shares)	$15.57

Net asset value, offering price and redemption price per class Y share
($87,193,648 divided by 5,451,254 shares)	$16.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/10

INVESTMENT INCOME

Dividends (net of foreign tax of $4,042,989)	$41,632,732

Interest (including interest income of $13,375 from investments in affiliated issuers) (Note 6)	52,464

Securities lending	1,114,317

Total investment income	42,799,513

EXPENSES

Compensation of Manager (Note 2)	12,301,266

Investor servicing fees (Note 2)	6,464,372

Custodian fees (Note 2)	381,801

Trustee compensation and expenses (Note 2)	139,684

Administrative services (Note 2)	81,156

Distribution fees — Class A (Note 2)	3,464,575

Distribution fees — Class B (Note 2)	1,154,991

Distribution fees — Class C (Note 2)	976,545

Distribution fees — Class M (Note 2)	237,786

Distribution fees — Class R (Note 2)	21,729

Other	1,280,695

Total expenses	26,504,600

Expense reduction (Note 2)	(765,459)

Net expenses	25,739,141

Net investment income	17,060,372

Net realized gain on investments (Notes 1 and 3)	105,741,362

Net realized loss on foreign currency transactions (Note 1)	(5,718,883)

Net realized gain on written options (Notes 1 and 3)	201,685

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	4,675,479

Net unrealized depreciation of investments, receivable purchase agreements and
written options during the year	(17,974,408)

Net gain on investments	86,925,235

Net increase in net assets resulting from operations	$103,985,607

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 6/30/10	Year ended 6/30/09

Operations:
Net investment income	$17,060,372	$58,481,448

Net realized gain (loss) on investments and foreign currency transactions	100,224,164	(1,644,591,674)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(13,298,929)	(348,793,332)

Net increase (decrease) in net assets resulting from operations	103,985,607	(1,934,903,558)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(31,836,980)	—

Class B	(1,784,552)	—

Class C	(1,663,682)	—

Class M	(617,586)	—

Class R	(84,381)	—

Class Y	(3,571,082)	—

From return of capital
Class A	(905,390)	—

Class B	(50,750)	—

Class C	(47,312)	—

Class M	(17,563)	—

Class R	(2,400)	—

Class Y	(101,556)	—

Increase in capital from settlement payments	50,538	8,117,190

Redemption fees (Note 1)	35,528	162,892

Decrease from capital share transactions (Note 4)	(466,904,081)	(1,639,396,727)

Total decrease in net assets	(403,515,642)	(3,566,020,203)

NET ASSETS

Beginning of year	1,754,079,661	5,320,099,864

End of year (including distributions in excess of net investment income $22,092,782 and accumulated net investment loss
of $25,934, respectively)	$1,350,564,019	$1,754,079,661

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net realized												Ratio of net
	Net asset	Net	and			From net								Ratio	investment
	value,	investment	unrealized	Total from	From net	realized						Total return	Net assets,	of expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	gain on	From return	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	fees[b]	reimbursements	end of period	value (%)[c]	(in thousands)	net assets (%)[d]	net assets (%)	turnover (%)

Class A
June 30, 2010	$15.75	.19	.29	.48	(.42)	—	(.01)	(.43)	—	—[b,f]	$15.80	2.67	$1,087,233	1.42	1.07	95.66
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	—	—	.07[g,h]	15.75	(36.18)	1,364,234	1.35[e]	2.27[e]	82.09
June 30, 2008	34.90	.48	(4.40)	(3.92)	(1.06)	(5.24)	—	(6.30)	—	—	24.68	(12.73)	3,246,278	1.19[e]	1.63[e]	73.98
June 30, 2007	28.82	.35	7.89	8.24	(.70)	(1.46)	—	(2.16)	—	—	34.90	29.51	4,223,621	1.25[e]	1.11[e]	94.85
June 30, 2006	23.39	.45[i,j]	5.51	5.96	(.53)	—	—	(.53)	—	—	28.82	25.70	3,601,661	1.19[e,j]	1.69[e,i,j]	83.10

Class B
June 30, 2010	$14.91	.04	.28	.32	(.26)	—	(.01)	(.27)	—	—[b,f]	$14.96	1.89	$70,933	2.17	.21	95.66
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	—	—	.07[g,h]	14.91	(36.69)	134,905	2.10[e]	1.45[e]	82.09
June 30, 2008	33.50	.18	(4.15)	(3.97)	(.74)	(5.24)	—	(5.98)	—	—	23.55	(13.38)	478,126	1.94[e]	.62[e]	73.98
June 30, 2007	27.71	.09	7.60	7.69	(.44)	(1.46)	—	(1.90)	—	—	33.50	28.56	1,013,822	2.00[e]	.29[e]	94.85
June 30, 2006	22.49	.21[i,j]	5.33	5.54	(.32)	—	—	(.32)	—	—	27.71	24.77	1,162,723	1.94[e,j]	.81[e,i,j]	83.10

Class C
June 30, 2010	$15.24	.05	.29	.34	(.30)	—	(.01)	(.31)	—	—[b,f]	$15.27	1.92	$76,281	2.17	.31	95.66
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	—	—	.07[g,h]	15.24	(36.68)	93,839	2.10[e]	1.56[e]	82.09
June 30, 2008	34.16	.24	(4.30)	(4.06)	(.79)	(5.24)	—	(6.03)	—	—	24.07	(13.39)	211,371	1.94[e]	.82[e]	73.98
June 30, 2007	28.25	.11	7.73	7.84	(.47)	(1.46)	—	(1.93)	—	—	34.16	28.55	300,684	2.00[e]	.37[e]	94.85
June 30, 2006	22.93	.23[i,j]	5.42	5.65	(.33)	—	—	(.33)	—	—	28.25	24.77	264,090	1.94[e,j]	.87[e,i,j]	83.10

Class M
June 30, 2010	$15.35	.10	.28	.38	(.34)	—	(.01)	(.35)	—	—[b,f]	$15.38	2.15	$25,387	1.92	.57	95.66
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	—	—	.07[g,h]	15.35	(36.52)	29,707	1.85[e]	1.81[e]	82.09
June 30, 2008	34.30	.31	(4.32)	(4.01)	(.87)	(5.24)	—	(6.11)	—	—	24.18	(13.20)	66,502	1.69[e]	1.07[e]	73.98
June 30, 2007	28.35	.19	7.76	7.95	(.54)	(1.46)	—	(2.00)	—	—	34.30	28.89	96,237	1.75[e]	.61[e]	94.85
June 30, 2006	23.00	.30[i,j]	5.44	5.74	(.39)	—	—	(.39)	—	—	28.35	25.12	86,932	1.69[e,j]	1.14[e,i,j]	83.10

Class R
June 30, 2010	$15.52	.15	.29	.44	(.38)	—	(.01)	(.39)	—	—[b,f]	$15.57	2.46	$3,537	1.67	.82	95.66
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	—	—	.07[g,h]	15.52	(36.39)	3,648	1.60[e]	2.18[e]	82.09
June 30, 2008	34.59	.42	(4.38)	(3.96)	(.99)	(5.24)	—	(6.23)	—	—	24.40	(12.96)	5,128	1.44[e]	1.45[e]	73.98
June 30, 2007	28.61	.33	7.77	8.10	(.66)	(1.46)	—	(2.12)	—	—	34.59	29.23	5,504	1.50[e]	1.05[e]	94.85
June 30, 2006	23.25	.53[i,j]	5.33	5.86	(.50)	—	—	(.50)	—	—	28.61	25.42	3,354	1.44[e,j]	1.95[e,i,j]	83.10

Class Y
June 30, 2010	$15.94	.22	.31	.53	(.46)	—	(.01)	(.47)	—	—[b,f]	$16.00	2.95	$87,194	1.17	1.21	95.66
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	—	—	.07[g,h]	15.94	(36.04)	127,746	1.10[e]	2.25[e]	82.09
June 30, 2008	35.18	.58	(4.46)	(3.88)	(1.14)	(5.24)	—	(6.38)	—	—	24.92	(12.49)	1,312,695	.94[e]	1.94[e]	73.98
June 30, 2007	29.03	.45	7.94	8.39	(.78)	(1.46)	—	(2.24)	—	—	35.18	29.85	1,613,443	1.00[e]	1.40[e]	94.85
June 30, 2006	23.55	.53[i,j]	5.54	6.07	(.59)	—	—	(.59)	—	—	29.03	26.05	1,253,655	.94[e,j]	1.95[e,i,j]	83.10

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

i Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 6/30/10

Note 1: Significant accounting policies

Putnam International Equity Fund (the fund), is Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from July 1, 2009 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund did not have any activity on purchased options contracts during the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $1,816,791 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $171,744 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $42,926,530. The fund received cash collateral of $46,683,836 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank AG, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $1,589,889,912 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$20,221,268	June 30, 2011

594,598,295	June 30, 2017

975,070,349	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 $33,143,877 of losses recognized during the period November 1, 2009 to June 30, 2010.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, restitution payments, distribution in excess and receivable purchase agreement gain. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $431,043 to decrease distributions in excess of net investment income and $751,716 to increase paid-in-capital, with an increase to accumulated net realized losses of $1,182,759.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$133,709,660
Unrealized depreciation	(144,609,041)

Net unrealized depreciation	(10,899,381)
Capital loss carryforward	(1,589,889,912)
Post-October loss	(33,143,877)
Cost for federal income tax purposes	$1,414,753,504

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion, and 0.615% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,469,039 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $1,078,281 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,049 under the expense offset arrangements and by $762,410 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,216, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $64,305 and $983 from the sale of class A and class M shares, respectively, and received $56,934 and $164 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $25 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,641,865,126 and $2,108,465,299, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written equity option	Written equity option
		contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	JPY	353,600	$ 138,594

Options opened	JPY	353,600	211,270
Options exercised	JPY	—	—
Options expired	JPY	(353,600)	(138,594)
Options closed	JPY	(353,600)	(211,270)

Written options outstanding at the
end of the reporting period	JPY	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/10		Year ended 6/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	6,578,125	$117,976,764	15,932,966	$266,701,858

Shares issued in connection with
reinvestment of distributions	1,672,287	30,669,670	—	—

	8,250,412	148,646,434	15,932,966	266,701,858

Shares repurchased	(26,072,897)	(467,161,567)	(60,823,475)	(961,185,984)

Net decrease	(17,822,485)	$(318,515,133)	(44,890,509)	$(694,484,126)

	Year ended 6/30/10		Year ended 6/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	240,850	$4,154,301	436,780	$6,715,057

Shares issued in connection with
reinvestment of distributions	95,998	1,673,251	—	—

	336,848	5,827,552	436,780	6,715,057

Shares repurchased	(4,644,625)	(78,931,544)	(11,690,463)	(188,187,806)

Net decrease	(4,307,777)	$(73,103,992)	(11,253,683)	$(181,472,749)

	Year ended 6/30/10		Year ended 6/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	182,156	$3,228,437	290,007	$4,506,747

Shares issued in connection with
reinvestment of distributions	75,901	1,350,281	—	—

	258,057	4,578,718	290,007	4,506,747

Shares repurchased	(1,420,360)	(24,677,554)	(2,914,678)	(45,751,383)

Net decrease	(1,162,303)	$(20,098,836)	(2,624,671)	$(41,244,636)

	Year ended 6/30/10		Year ended 6/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	149,825	$2,640,813	241,392	$3,766,712

Shares issued in connection with
reinvestment of distributions	34,014	608,843	—	—

	183,839	3,249,656	241,392	3,766,712

Shares repurchased	(468,784)	(8,235,538)	(1,056,240)	(16,720,163)

Net decrease	(284,945)	$(4,985,882)	(814,848)	$(12,953,451)

	Year ended 6/30/10		Year ended 6/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	112,547	$1,961,032	153,766	$2,776,942

Shares issued in connection with
reinvestment of distributions	4,630	83,760	—	—

	117,177	2,044,792	153,766	2,776,942

Shares repurchased	(125,004)	(2,289,133)	(128,935)	(2,169,233)

Net increase (decrease)	(7,827)	$(244,341)	24,831	$607,709

	Year ended 6/30/10		Year ended 6/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,452,425	$25,461,553	11,235,044	$186,466,773

Shares issued in connection with
reinvestment of distributions	189,821	3,519,282	—	—

	1,642,246	28,980,835	11,235,044	186,466,773

Shares repurchased	(4,207,562)	(78,936,732)	(55,905,315)	(896,316,247)

Net decrease	(2,565,316)	$(49,955,897)	(44,670,271)	$(709,849,474)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$6,119,910	Payables	$1,859,446

Total		$6,119,910		$1,859,446

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(5,026,672)	$(5,026,672)

Equity contracts	201,685	—	201,685

Total	$201,685	$(5,026,672)	$(4,824,987)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$4,587,207	$4,587,207

Equity contracts	71,282	—	71,282

Total	$71,282	$4,587,207	$4,658,489

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $13,375 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $406,123,008 and $399,525,845, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the year ended June 30, 2010, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the period, interest and dividends from foreign countries were $45,675,721 or $0.53 per share (for all classes of shares). Taxes paid to foreign countries were $4,042,989 or $0.05 per share (for all classes of shares).

For its tax year ended June 30, 2010, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	63,313,758	3,019,754

Jameson A. Baxter	63,333,557	2,999,955

Charles B. Curtis	63,294,653	3,038,859

Robert J. Darretta	63,337,171	2,996,341

Myra R. Drucker	63,313,584	3,019,928

John A. Hill	63,294,486	3,039,026

Paul L. Joskow	63,340,320	2,993,192

Elizabeth T. Kennan*	63,299,625	3,033,887

Kenneth R. Leibler	63,336,081	2,997,431

Robert E. Patterson	63,337,869	2,995,643

George Putnam, III	63,273,159	3,060,353

Robert L. Reynolds	63,371,398	2,962,114

W. Thomas Stephens	63,352,061	2,981,451

Richard B. Worley	63,330,810	3,002,702

* Dr. Kennan retired from the Board of Trustees of the Putnam Funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

45,579,278	2,477,143	1,921,447	16,355,644

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

45,522,012	2,438,789	2,017,066	16,355,645

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

45,669,390	2,362,221	1,946,257	16,355,644

A proposal to amend the fundamental investment restrictions with respect to diversification of investments was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

46,124,319	1,910,163	1,943,387	16,355,643

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

45,196,456	2,785,554	1,995,856	16,355,646

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

45,236,377	2,837,921	1,903,569	16,355,645

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Currently	natural gas transmission
	on leave from his position as the Elizabeth and James	and power services;
	Killian Professor of Economics and Management at the	Exelon Corporation, an
	Massachusetts Institute of Technology. Prior to 2007,	energy company focused
	served as the Director of the Center for Energy and	on power services
Environmental Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk,
Managing Director, Putnam Investments	Assistant Treasurer and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Janet C. Smith
Putnam Investment	John A. Hill, Chairman	Vice President, Principal
Management, LLC	Jameson A. Baxter,	Accounting Officer and
One Post Office Square	Vice Chairman	Assistant Treasurer
Boston, MA 02109	Ravi Akhoury
	Barbara M. Baumann	Susan G. Malloy
Investment Sub-Manager	Charles B. Curtis	Vice President and
Putnam Investments Limited	Robert J. Darretta	Assistant Treasurer
57–59 St James’s Street	Myra R. Drucker
London, England SW1A 1LD	Paul L. Joskow	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	Francis J. McNamara, III
Vice President and
Marketing Services	Officers	Chief Legal Officer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Robert R. Leveille
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	Chief Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive	Mark C. Trenchard
and Trust Company	Officer, Treasurer and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Legal Counsel
Ropes & Gray LLP	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Independent Registered	Principal Financial Officer	Assistant Treasurer
Public Accounting Firm
PricewaterhouseCoopers LLP		Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN009 262398 8/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2010	$138,025	$--	$14,345	$2,445*
June 30, 2009	$204,322	$--	$12,571	$5,162*

* Includes fees of $2,445 and $5,162 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2010 and June 30, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2010 and June 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 390,953 and $484,558 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2010	$ -	$ 218,107	$ -	$ -
June 30, 2009	$ -	$ 400,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2010